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                                 EXHIBIT 23.3

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 33-62787) and in the Registration Statements on Form S-8
(Nos. 33-57083, 33-57077, 33-57081 and 33-64553) of AirTouch Communications,
Inc. of our report dated February 16, 1996, relating to the consolidated financial statements and schedule of Cellular Communications, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1995.




                                               Ernst & Young LLP

New York, New York
March 26, 1996